UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RALPH LAUREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! RALPH LAUREN CORPORATION 2021 Annual Meeting Vote by July 28, 2021 11:59 PM ET RALPH LAUREN CORPORATION 650 MADISON AVENUE NEW YORK, NY 10022 D55072-P57888 You invested in RALPH LAUREN CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 29, 2021 9:30 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/RL2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of three (3) Class A Directors Nominees as Class A Directors: 01) Michael A. George 02) Hubert Joly 03) Linda Findley Kozlowski 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 2, 2022. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, policies and practices as described in the accompanying Proxy Statement. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D55073-P57888

Your Vote Counts! RALPH LAUREN CORPORATION 2021 Annual Meeting Vote by July 28, 2021 11:59 PM ET RALPH LAUREN CORPORATION 650 MADISON AVENUE NEW YORK, NY 10022 D55074-P57888 You invested in RALPH LAUREN CORPORATION and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 29, 2021 9:30 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/RL2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of nine (9) Class B Directors Nominees as Class B Directors: 01) Ralph Lauren 04) Angela Ahrendts 07) Valerie Jarrett 02) Patrice Louvet 05) John R. Alchin 08) Judith A. McHale 03) David Lauren 06) Frank A. Bennack, Jr. 09) Darren Walker 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 2, 2022. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, policies and practices as described in the accompanying Proxy Statement. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D55075-P57888